UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 15, 2010

Health Benefits Direct Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)

(484) 654-2200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.          Entry into a Material Definitive Agreement

On June 15, 2010, Health Benefits Direct Corporation, a Delaware corporation (the “Company”), and certain of the Company’s subsidiaries (the “Subsidiaries,”) entered into a First Amendment to Loan Documents with The Co-Investment Fund II, L.P. (“Co-Investment”).

Pursuant to the terms of the First Amendment to Loan Documents, Co-Investment, the Company and its Subsidiaries agreed to amend the Loan Agreement and Secured Promissory Note, which were both entered into on December 22, 2009 (collectively referred to as the “Loan Documents”), to increase the loan from $1,250,000 to $2,250,000 on June 15, 2010.

Also pursuant to the terms of the First Amendment to Loan Documents, Co-Investment, the Company and its Subsidiaries agreed to amend the Loan Documents to allow Co-Investment to demand the Company to repay to Co-Investment an amount not to exceed the loan balance plus accrued interest in the form of the Company’s equity securities  at the conversion price and terms identical to the price and terms of the Company’s next issuance of common or preferred stock issued for cash consideration occurring after June 15, 2010 (“Equity Issuance”) if and when such Equity Issuance occurs.

As previously disclosed by the Company, Co-Investment is the controlling stockholder of the Company and a designee of Cross Atlantic Capital Partners, Inc., of which Frederick C. Tecce, one of our directors, is a managing partner and of which Donald Caldwell, also one of our directors, is Chairman and Chief Executive Officer.

The foregoing is only a summary of the First Amendment to Loan Documents.  You are urged to read the First Amendment to Loan Documents in its entirety for a more complete description of the terms and conditions.  A copy of the First Amendment to Loan Documents is attached hereto as Exhibit 10.1.

Item 2.03.          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The description of the terms and conditions of the First Amendment to Loan Documents in “Item 1.01. Entry into a Material Definitive Agreement” of this Report is incorporated into this Item 2.03 by reference.

Item 9.01           Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
10.1
First Amendment to Loan Documents, dated June 15, 2010, by and among Health Benefits Direct Corporation, Insurance Specialist Group, Inc., HBDC II, Inc., HBDCII Sub., Platinum Partners, LLC, InsPro Technologies, LLC and The Co-Investment Fund II, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH BENEFITS DIRECT CORPORATION

Date:	June 17, 2010	By:	/s/ Anthony R. Verdi
Name: Anthony R. Verdi
Title: Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit Number	Description
10.1
First Amendment to Loan Documents, dated June 15, 2010, by and among Health Benefits Direct Corporation, Insurance Specialist Group, Inc., HBDC II, Inc., HBDCII Sub., Platinum Partners, LLC, InsPro Technologies, LLC and The Co-Investment Fund II, L.P.